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                         AMERICAN CRYSTAL SUGAR COMPANY
               SUBSCRIPTION AGREEMENT FOR POOL 3 PREFERRED STOCK

Name and address of subscriber:

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    The undersigned subscriber hereby subscribes for and agrees to purchase
__________ shares of preferred stock, at a price of $1,500.00 per share, and delivers herewith a check payable to "American Crystal Sugar Company" in full payment for such shares. (If the undersigned is not a member of American Crystal Sugar Company as of the date of this agreement, the undersigned also agrees to purchase one share of Common Stock for a purchase price of $10; the subscriber's check should be increased to include the $10 purchase price.)

    The undersigned subscriber hereby declares and represents that (i) either the subscriber continues to be eligible for membership in American Crystal Sugar Company as of the date hereof, in accordance with the Company's Articles of Incorporation and Bylaws or that the subscriber is eligible for membership in American Crystal Sugar Company, as indicated by the subscriber's prior execution of Subscription Document D, (ii) the undersigned subscriber acknowledges and agrees that the purchase of the shares of preferred stock will obligate such subscriber to provide sugarbeets to the Company in accordance with the terms and conditions of the subscriber's "grower's agreement(s)" with the Company and
(iii) that such grower's agreements shall be deemed amended to include the shares of preferred stock purchased hereby.

INSTRUCTIONS: if the subscribers are co-owners or joint owners, each should sign. If the subscriber is a corporation, an officer should sign and give his or her title. If the subscriber is a general partnership, a limited partnership, a partner, a general partner or an authorized member, respectively, he or she should sign and give his or her title and, by signing, certifies that he or she is entitled to sign on behalf of the entity.

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                                (Signature) (title)

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                                (Signature) (title)
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    This Subscription Agreement must be received by the Company at its corporate office, 101 N. Third Street, Moorhead, Minnesota 56560, no later than
___________ at 5 p.m. Your check must be returned with this subscription agreement.